UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2019

First Trinity Financial Corporation
(Exact name of registrant as specified in its charter)

Oklahoma	000-52613	34-1001436
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7633 E 63rd Place, Suite 230, Tulsa, Oklahoma	74133-1246
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(918) 249-2438

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendments to Existing Employment Agreement

On March 18, 2019, First Trinity Financial Corporation amended the existing employment agreement of its Chief Financial Officer, Secretary and Treasurer, Jeffrey J. Wood. For additional information related to the Amendment to existing Employment Agreement see item 5.02 and Exhibit 10.28 which are being filed with this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements for Certain Officers.

On March 18, 2019, First Trinity Financial Corporation (the “Company”) amended the existing employment agreement (the “Amendments”) of Jeffrey J. Wood, the Company’s Chief Financial Officer, Secretary and Treasurer.

The Amendments reflect the changes to the terms and conditions of Mr. Wood’s existing employment agreement originated on December 8, 2011, as reported in Form 8-K filed on December 13, 2011; as amended on April 9, 2013, as reported in Form 8-K filed on April 11, 2013; as amended on December 23, 2015, as reported in Form 8-K filed on December 28, 2015 and as further amended on February 26, 2016, as reported in Form 8-K filed on February 29, 2016.

The Amendments to Mr. Wood’s employment agreement generally provide three additional items:

1.	Each month Mr. Wood’s employment agreement is renewed for two years from the first date of the new month.

2.	Upon a separation of service, Mr. Wood shall receive the benefits provided to employees of the Company for a two year period following the date of separation.

3.	Upon a separation of service, Mr. Wood shall receive, if applicable under the then current regulations of the Internal Revenue Code, gross up payments for income taxes and excise taxes.

Item 9.01	Financial Statements and Exhibits

The preceding descriptions of the Amendments to Existing Employment Agreement are a summary only and are qualified in their entirety by reference to the Amendments to Existing Employment Agreement, which are attached as Exhibit 10.28 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibit

Exhibit 10.28	Fourth Amendment to Existing Employment Agreement between First Trinity Financial Corporation and Jeffrey J. Wood dated March 14, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Trinity Financial Corporation

Date: March 20, 2018	By:	/s/ Gregg E. Zahn
	Name:	Gregg E. Zahn
	Title:	President and Chief Executive Officer